                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                                January 15, 1998




                                SHELL OIL COMPANY
             (Exact name of Registrant as specified in its Charter)






         Delaware                 1-2475                     13-1299890
(State of Incorporation)  (Commission File Number)  (IRS Employer I.D. Number)



                      One Shell Plaza, Houston, Texas 77002 (Address of principal executive offices, including ZIP code)


                                 (713) 241-6161
              (Registrant's telephone number, including area code)

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 15, 1998, Shell Oil Company (the "Company" and together with its consolidated subsidiaries "Shell Oil") and certain of its subsidiaries and Texaco Inc. reached agreement on the formation and operational start up of Equilon Enterprises LLC, a Delaware limited liability company. Equilon is a joint venture which combines major elements of both companies' western and midwestern United States refining and marketing businesses and their nationwide trading, transportation and lubricants businesses. Shell Oil owns 56 percent and Texaco owns 44 percent of Equilon. The assets contributed by each party and their affiliates and the covenants and agreements made and entered into by each party and their affiliates in establishing the Equilon venture constitute full consideration given and received by each party, respectively. The relative values of such consideration, as determined in negotiations between the companies, are reflected in such ownership percentages.

         Equilon will continue to use these assets in the refining, marketing, trading, transportation and lubricants businesses and will market petroleum and other products directly and through independent wholesalers and retailers. Equilon will have exclusive rights to use the Shell and Texaco brands on refined oil product sales in those areas of the United States where Equilon is authorized to conduct its respective businesses.

         Under the terms of a consent agreement accepted by the Federal Trade Commission and similar agreements with the attorneys general of California, Hawaii, Oregon and Washington, certain assets will be divested, including Shell Oil's Anacortes, Washington, refinery, certain Texaco and Shell Oil marketing assets in southern California and Hawaii, and certain pipeline interests.

         Texaco, Shell Oil and Saudi Refining, Inc. (a corporate affiliate of Saudi Aramco) are finalizing agreements for a separate joint venture involving their eastern United States and Gulf Coast refining and marketing businesses. The parties are optimistic that this second transaction will be concluded early in 1998. This venture is planned to be owned 35 percent by Shell Oil, 32.5 percent by Texaco and 32.5 percent by Saudi Refining, Inc. (such ownership to be subject to adjustment in the future based on the performance of the assets.)

         The exploration, production and chemical businesses of Shell Oil, Texaco and Saudi Aramco companies and the assets of these companies outside the United States are not included in the joint ventures.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)  Pro Forma Financial Information

         The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Shell Oil as of the interim period ended September 30, 1997, unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996, and subsequent interim period ended September 30, 1997 (the "Pro Forma Consolidated Financial Statements") are presented for the transaction as described in Item 2 of this Current Report on Form 8-K.

         The Pro Forma Consolidated Financial Statements have been prepared by Shell Oil based on available information and upon certain assumptions which management believes are reasonable. The Pro Forma Consolidated Financial Statements are shown for illustrative purposes


                                       2
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only and are not necessarily indicative of the future financial position or future results of operations of Shell Oil, or of the financial position or results of operations of Shell Oil that would have actually occurred had the transaction been in effect as of the date or for the periods presented. The Pro Forma Consolidated Financial Statements are based upon the historical audited and unaudited consolidated financial statements of Shell Oil. All information contained herein should be read in conjunction with the Consolidated Financial Statements and the Notes thereto and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Shell Oil's Annual Report on Form 10-K for the year ended December 31, 1996, and the unaudited Shell Oil Quarterly Report on Form 10-Q for the nine months ended September 30, 1997.

         The equity earnings shown for Equilon are not necessarily indicative of the future financial results or the results of operations that would have occurred had the transaction been in effect for the periods presented.

                                Shell Oil Company
 Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 1997
                              (millions of dollars)

                                                                                  Pro Forma Adjustments
                                                                              ------------------------------
                                                             Historical       Disposition        Acquisition          Pro Forma
                                                             ----------       -----------        -----------          ---------
ASSETS
      Current Assets
           Cash and cash equivalents                          $    520                                                 $    520
           Receivables and prepayments, less
              allowance for doubtful accounts                    3,040          (1,012)(a)                                2,028
           Owing by related parties                                302                                                      302
           Inventories of oils and chemicals                       884            (312)(a)                                  572
           Inventories of materials and supplies                   212             (50)(a)                                  162
                                                              --------        --------                                 --------
                Total Current Assets                             4,958          (1,374)                                   3,584
      Investments                                                6,531            (244)(a)           3,901 (b)           10,188
      Long-Term Receivables and Deferred
           Charges                                               1,106             (91)(a)             862 (c)            1,877
      Property, Plant and Equipment at cost,
           less accumulated depreciation, depletion
           and amortization                                     16,489          (4,412)(a)              --               12,077
                                                              --------        --------             -------             --------
                Total                                         $ 29,084        $ (6,121)            $ 4,763             $ 27,726
                                                              ========        ========             =======             ========

LIABILITIES AND SHAREHOLDER'S EQUITY
      Current Liabilities
           Accounts payable - trade                           $  1,856            (813)(a)                             $  1,043
           Other payables and accruals                           1,328            (235)(a)                                1,093
           Owing to related parties                                471                                                      471
           Short-term debt                                       3,291              --                                    3,291
                                                              --------        --------                                 --------
                Total Current Liabilities                     $  6,946        $ (1,048)                                $  5,898
      Long-Term Debt                                               831            (244)(a)                                  587
      Deferred Income Taxes                                      3,457                                                    3,457
      Long-Term Liabilities                                      2,252             (66)(a)                                2,186
      Minority Interest                                            898                                                      898
      Shareholder's Equity
           Common stock - 1,000 shares of $10 per
           share par value authorized and outstanding               --
           Capital in excess of par value                        2,206                                                    2,206
           Earnings reinvested                                  12,494                                                   12,494
                                                              --------                                                 --------
                Total Shareholder's Equity                      14,700                                                   14,700
                                                              --------        --------             -------             --------
                Total                                         $ 29,084        $ (1,358)                                $ 27,726
                                                              ========        ========             =======             ========




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
                                Shell Oil Company
         Unaudited Pro Forma Condensed Consolidated Statement of Income
                      for the year ended December 31, 1996
                              (millions of dollars)

                                                                                  Pro Forma Adjustments
                                                                              ------------------------------
                                                             Historical       Disposition        Acquisition      Pro Forma
                                                             ----------       -----------        -----------      ---------
REVENUES
      Sales and other operating revenue                         $28,823       $(11,781)(a)                         $17,042
      Equity earnings, interest and other income                    328            (27)(a)          $312 (c)           613
                                                                     --             --                52 (d)            52
                                                                -------       --------              ----           -------
           Total                                                 29,151        (11,808)              364            17,707
                                                                -------       --------              ----           -------


COSTS AND EXPENSES
      Purchased raw materials and products                       18,355        (10,165)(a)                           8,190
      Operating expenses                                          3,773           (627)(a)                           3,146
      Selling, general and administrative expenses                1,012           (381)(a)                             631
      Exploration, including exploratory dry holes                  319                                                319
      Research expenses                                             136            (16)(a)                             120
      Depreciation, depletion, amortization and
        retirements                                               2,066           (266)(a)                           1,800
      Interest and discount amortization                            203            (15)(a)                             188
      Operating taxes                                               452             --                --               452
                                                                -------       --------              ----           -------
           Total                                                 26,316        (11,470)                             14,846
                                                                -------       --------              ----           -------
INCOME BEFORE INCOME TAXES AND
      MINORITY INTEREST                                         $ 2,835          ($338)             $364           $ 2,861
      Federal and other income taxes                                763           (125)(b)           135 (e)           773
      Minority interest in income of subsidiaries                    51             --                --                51
                                                                -------       --------              ----           -------

NET INCOME                                                      $ 2,021       $    (213)            $229           $ 2,037
                                                                =======       =========             ====           =======


                                Shell Oil Company
         Unaudited Pro Forma Condensed Consolidated Statement of Income
                  for the nine months ended September 30, 1997
                              (millions of dollars)


                                                                                  Pro Forma Adjustments
                                                                              ------------------------------
                                                             Historical       Disposition        Acquisition     Pro Forma
                                                             ----------       -----------        -----------     ---------

REVENUES
      Sales and other operating revenue                       $21,342        $(8,139)(a)                         $13,203
      Equity earnings, interest and other income              $   520        $   (27)(a)          $270 (c)           763
                                                                   --             --                39 (d)            39
                                                              -------        -------              ----           -------
           Total                                               21,862         (8,166)              309            14,005
                                                              -------        -------              ----           -------
COSTS AND EXPENSES
      Purchased raw materials and products                     13,978         (6,816)(a)                           7,162
      Operating expenses                                        2,673           (651)(a)                           2,022
      Selling, general and administrative expenses                750           (132)(a)                             618
      Exploration, including exploratory dry holes                224                                                224
      Research expenses                                           121            (11)(a)                             110
      Depreciation, depletion, amortization and
       retirements                                              1,418           (226)(a)                           1,192
      Interest and discount amortization                          149            (11)(a)                             138
      Operating taxes                                             278             --                --               278
                                                              -------        -------              ----           -------
           Total                                               19,591         (7,847)                             11,744
                                                              -------        -------              ----           -------
INCOME BEFORE INCOME TAXES AND
      MINORITY INTEREST                                       $ 2,271        $  (319)              309           $ 2,261
      Federal and other income taxes                              696           (118)(b)           114 (e)           692
      Minority interest in income of subsidiaries                  48             --                --                48
                                                              -------        -------              ----           -------

NET INCOME                                                    $ 1,527        $  (201)             $195           $ 1,521
                                                              =======        =======              ====           =======



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

                                SHELL OIL COMPANY
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                  FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE
                      NINE MONTHS ENDED SEPTEMBER 30, 1997

Basis of Presentation

         The Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the combination occurred on September 30, 1997. The Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 are presented as if the combination occurred at the beginning of each period presented.

         Shell Oil owns 56 percent of Equilon but will not exercise control and therefore will account for its investment in Equilon on the equity basis of accounting. The pro forma balance sheet reflects the reclassification of the values of assets contributed to Equilon from the consolidated basis of accounting to the equity basis of accounting. Similarly, the pro forma income statements reflect the reclassification of revenues and expenses associated with the assets contributed to Equilon from the consolidated basis of accounting to the equity basis of accounting.

         Under the terms of a consent agreement accepted by the Federal Trade Commission and similar agreements with the attorneys general of California, Hawaii, Oregon and Washington, certain assets will be divested, including Shell Oil's Anacortes, Washington refinery. Pursuant to the agreement, the Anacortes refinery must be kept separate from the results of operations of Shell and Equilon. The parties to the joint venture have agreed that Equilon is entitled to the net proceeds and any gain or loss which may result from the disposition of the Anacortes refinery. The parties have also agreed to reimburse Shell Oil for any loss which may result from the disposition of the refinery. The Unaudited Pro Forma Condensed Consolidated Balance Sheet includes as a component of Shell Oil's investment in Equilon, the net book value of the Anacortes refining assets. The results of operations of the Anacortes refinery are excluded from the pre-tax income of Equilon reflected in the pro forma condensed statement of income.


Pro Forma Adjustments - Balance Sheet:

         (a) To remove the values of assets and liabilities being contributed to Equilon from the consolidated balance sheet.

         (b) To record Shell Oil's equity investment in Equilon at the net book value of net assets contributed:

                  Assets                                      $  6,121
                  Liabilities                                   (1,358)
                                                              --------
                  Net before debt assumption                  $  4,763
                  Debt assumption                                 (862)
                                                              --------
                  Net Investment                              $  3,901
                                                              ========

         (c) To record note reflecting moneys owed to Shell Oil by Equilon for debt retained by Shell Oil related to Equilon facilities.


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

Pro Forma Adjustments - Income Statement:

         (a) To remove from the fully consolidated income statement the revenues and expenses associated with the assets contributed to Equilon.

         (b) To remove from the fully consolidated statement of income the federal and state income tax expense at the statutory rate of 37%.

         (c) To record on the equity basis of accounting Shell Oil's 56% share of the pro forma income before income taxes of Equilon.

         (d)  To record interest income on debt assumed by Equilon.

         (e) To record federal and state income tax expenses at the statutory rate of 37% for Shell Oil's equity share of Equilon income.


(c)   Exhibits

         2.1 Asset Transfer and Liability Assumption Agreement as of January 15, 1998 between the companies.




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SHELL OIL COMPANY



                                                By: /s/  N. J. CARUSO
                                                    -------------------------
                                                    N. J. Caruso, Controller
                                                    (Principal Accounting and
                                                    Duly Authorized Officer)

Date:  January 30, 1998

                                INDEX TO EXHIBITS


Exhibit
Number                                       Description
------                                       -----------

2.1             Asset Transfer and Liability Assumption Agreement dated as of
                January 15, 1998 between the companies.